                                                                     EXHIBIT 3.1








                     Ritchie Bros. Auctioneers Incorporated

             (amalgamated under the Canada Business Corporation Act)


                             1,739,130 Common Shares









                             UNDERWRITING AGREEMENT
















Dated: January o, 2004

                                TABLE OF CONTENTS

UNDERWRITING AGREEMENT....................................................................................1
SECTION 1.                   Representations and Warranties...............................................3
         (a)      Representations and Warranties by the Company...........................................3
                  (i)        Compliance with Registration Requirements....................................4
                  (ii)       Incorporated Documents.......................................................4
                  (iii)      Independent Accountants......................................................5
                  (iv)       Financial Statements.........................................................5
                  (v)        No Material Adverse Change in Business.......................................5
                  (vi)       Good Standing of the Company.................................................6
                  (vii)      Capitalization...............................................................6
                  (viii)     Authorization of Agreement...................................................7
                  (ix)       Description of Securities....................................................7
                  (x)        Absence of Defaults and Conflicts............................................7
                  (xi)       Absence of Labor Dispute.....................................................8
                  (xii)      Absence of Proceedings.......................................................8
                  (xiii)     Possession of Intellectual Property..........................................8
                  (xiv)      Absence of Further Requirements..............................................8
                  (xv)       Possession of Licenses and Permits...........................................9
                  (xvi)      Title to Property............................................................9
                  (xvii)     Investment Company Act.......................................................9
                  (xviii)    Environmental Laws...........................................................9
                  (xix)      No Stabilization or Manipulation............................................10
                  (xx)       Registration Rights.........................................................10
                  (xxi)      Listing.....................................................................10
                  (xxii)     Other Reports and Information...............................................10
                  (xxiii)    Taxes.......................................................................10
                  (xxiv)     Insurance...................................................................11
                  (xxv)      Compliance with Laws........................................................11
                  (xxvi)     No Broker...................................................................11
                  (xxvii)    Non-Arm's Length Transactions...............................................11
                  (xxviii)   Internal Controls...........................................................11
                  (xxix)     Stamp Tax...................................................................11
                  (xxx)      French Language Documents...................................................12
         (b)      Representations and Warranties by Mr. Ritchie and the Selling Shareholder..............12
                  (i)        Accurate Disclosure.........................................................12
                  (ii)       Authorization of Agreements.................................................12
                  (iii)      Options.....................................................................13
                  (iv)       Absence of Further Requirements.............................................13
                  (v)        Delivery of Securities......................................................13
                  (vi)       Brokers.....................................................................13
                  (vii)      Title to Securities.........................................................13
                  (viii)     Absence of Tax Deficiency...................................................14
                  (ix)       No Material Adverse Change in Business......................................14


                  (x)        Distribution of Documents and Absence of Price Manipulation.................14
                  (xi)       Absence of Proceedings......................................................14
                  (xii)      Taxes.......................................................................15
         (c)      Officer's Certificates.................................................................15
SECTION 2.                   Sale and Delivery to Underwriters; Closing..................................15
         (a)      Initial Securities.....................................................................15
         (b)      Option Securities......................................................................15
         (c)      Payment................................................................................15
         (d)      Denominations; Registration............................................................16
SECTION 3.                   Covenants...................................................................16
         (a)      Covenants of the Company...............................................................16
                  (i)        Fulfillment of Conditions...................................................16
                  (ii)       Compliance with Securities Regulations and Commission Requests..............17
                  (iii)      Filing of Amendments........................................................17
                  (iv)       Issuance of Press Releases..................................................17
                  (v)        Delivery of Filed Documents.................................................17
                  (vi)       Delivery of Prospectuses....................................................18
                  (vii)      Continued Compliance with Securities Laws...................................18
                  (viii)     Blue Sky Qualifications.....................................................18
                  (ix)       Rule 158....................................................................18
                  (x)        Absence of Price Manipulation...............................................19
                  (xi)       Restriction on Sale of Securities...........................................19
                  (xii)      Listing.....................................................................19
                  (xiii)     Reporting Requirements......................................................19
                  (xiv)      PREP Procedures.............................................................19
                  (xv)       Translation Opinions........................................................20
                  (xvi)      Translation Opinions - Financial Statements.................................20
                  (xvii)     Lock-Up Agreements..........................................................20
         (b)      Covenants of Mr. Ritchie and the Selling Shareholder...................................20
                  (i)        Restriction on Sale of Securities...........................................20
                  (ii)       Absence of Price Manipulation...............................................21
                  (iii)      Form W-8....................................................................21
SECTION 4.                   Payment of Expenses.........................................................21
         (a)      Expenses...............................................................................21
         (b)      Termination of Agreement...............................................................22
SECTION 5.                   Conditions of Underwriters' Obligations.....................................22
         (a)      Effectiveness of Registration Statement................................................22
         (b)      Opinion of Canadian Counsel to the Company, Mr. Ritchie and the Selling Shareholder....22
         (c)      Opinion of U.S. Counsel to the Company, Mr. Ritchie and the Selling Shareholder........22
         (d)      Opinion of Canadian Counsel to Underwriters............................................23
         (e)      Opinion of U.S. Counsel to Underwriters................................................23
         (f)      Certificates Relating to Dutch Subsidiaries............................................23
         (g)      Officers' Certificate..................................................................23

         (h)      Mr. Ritchie's Certificate..............................................................24
         (i)      Selling Shareholder's Certificate......................................................24
         (j)      Accountant's Comfort Letter............................................................24
         (k)      Bring-down Comfort Letter..............................................................24
         (l)      No Objection...........................................................................24
         (m)      Lock-up Agreements.....................................................................24
         (n)      No Trading Suspension; Approval of Listing.............................................24
         (o)      Conditions to Purchase of Option Securities............................................25
                  (i)    Opinion of Canadian Counsel to the Company, Mr. Ritchie and the
                           Selling Shareholder...........................................................25
                  (ii)   Opinion of U.S. Counsel to the Company, Mr. Ritchie and the Selling Shareholder.25
                  (iii)  Opinion of Canadian Counsel to the Underwriters.................................25
                  (iv)   Opinion of U.S. Counsel to the Underwriters.....................................25
                  (v)    Certificates Relating to Dutch Subsidiaries.....................................25
                  (vi)   Officer's Certificate...........................................................25
                  (vii)  Mr. Ritchie's Certificate.......................................................25
                  (viii) Selling Shareholder's Certificate...............................................26
                  (ix)   Bring-down Comfort Letter.......................................................26
         (p)      Additional Documents...................................................................26
         (q)      Termination of Agreement...............................................................26
SECTION 6.               Indemnification.................................................................26
         (a)      Indemnification of Underwriters, Mr. Ritchie and Selling Shareholder by Company........26
         (b)      Indemnification of Underwriters and Company by Mr. Ritchie and the
                    Selling Shareholder..................................................................27
         (c)      Indemnification of Mr. Ritchie, the Selling Shareholder and Company by Underwriters....28
         (d)      Actions Against Parties; Notification..................................................28
         (e)      Contribution...........................................................................29
SECTION 7.               Representations, Warranties and Agreements to Survive Delivery..................30
SECTION 8.               Termination of Agreement........................................................30
         (a)      Termination; General...................................................................30
         (b)      Liabilities............................................................................31
SECTION 9.               Default by One or More of the Underwriters......................................31
SECTION 10.              Agent for Service; Submission to Jurisdiction; Waiver of Immunities.............32
SECTION 11.              Notices.........................................................................32
SECTION 12.              Parties.........................................................................32
SECTION 13.              GOVERNING LAW AND TIME..........................................................33
SECTION 14.              Counterparts....................................................................33
SECTION 15.              Severability....................................................................33
SECTION 16.              Amendment or Modification.......................................................33
SECTION 17.              Effect of Headings..............................................................33


         SCHEDULES
                  Schedule A - List of Underwriters.................................................Sch A-1
                  Schedule B - Pricing Information..................................................Sch B-1
                  Schedule C - List of Significant Subsidiaries.....................................Sch C-1
                  Schedule D - List of Persons and Entities Subject to Lock-up......................Sch D-1

         EXHIBITS
                  Exhibit A - Form of Opinion of Canadian Counsel to the Company and the
                               Selling Shareholder......................................................A-1
                  Exhibit B - Form of Opinion of U.S. Counsel to the Company and the
                               Selling Shareholder .....................................................B-1
                  Exhibit C - Form of Lock-up Letter ...................................................C-1


                     Ritchie Bros. Auctioneers Incorporated

            (amalgamated under the Canada Business Corporations Act)



                             1,739,130 Common Shares



                             UNDERWRITING AGREEMENT

                                                                 January o, 2004

Raymond James Ltd.
CIBC World Markets Inc.
William Blair & Company, L.L.C.
Scotia Capital Inc.
c/o Raymond James Ltd.
     2300 - 925 West Georgia Street
     Cathedral Place
     Vancouver, British Columbia
     V6C 3L2

Ladies and Gentlemen:

         Each of Ritchie Bros. Auctioneers Incorporated, a company amalgamated under the Canada Business Corporations Act (the "Company"), David E. Ritchie ("Mr. Ritchie") and Warm Springs Investments Ltd., a corporation organized under the laws of British Columbia and controlled by Mr. Ritchie (the "Selling Shareholder"), confirm their agreement with Raymond James Ltd. ("Raymond James"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), with respect to the sale by the Selling Shareholder and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Common Shares, without par value, of the Company ("Common Shares") set forth in said Schedule A and with respect to the grant by the Selling Shareholder to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 260,870 additional Common Shares to cover over-allotments, if any. The aforesaid 1,739,130 Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 260,870 Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         The Company, Mr. Ritchie and the Selling Shareholder understand that the Underwriters propose to make a public offering of the Securities in the United States and in each of the provinces of Canada upon the terms set forth in the U.S. Prospectus (as defined below) and the Canadian Prospectus (as defined below) as soon as the Underwriters deem advisable after this Agreement has been executed and delivered. The Securities will be offered in the United States and Canada through the Underwriters either directly or through their respective U.S. or Canadian registered broker-dealer affiliates.

         The Company has prepared and filed with the British Columbia Securities Commission in the province of British Columbia (the "Reviewing Authority") and with the securities regulatory authorities (the "Qualifying Authorities") in each of the other provinces of Canada (together with British Columbia, the "Qualifying Provinces") a preliminary short form base PREP prospectus relating to the Securities (in the English and French languages, as applicable, and including the documents incorporated by reference therein, the "Canadian Preliminary Prospectus") in accordance with the securities laws of the Qualifying Provinces and the rules, regulations, blanket rulings, instruments, orders and notices made thereunder and the local, uniform and national policies published by the securities regulatory authorities therein (collectively, as applied and interpreted by the securities regulatory authority in each Qualifying Province, "Canadian Securities Laws"). The Company has filed the Canadian Preliminary Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Policy 43-201 - Mutual Reliance Review-System for Prospectuses and Annual Information Forms and its related memorandum of understanding, and the Reviewing Authority is acting as principal regulator. The Company has also filed the Canadian Preliminary Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Instrument 44-103
- Post-Receipt Pricing (the "PREP Procedures"). The Reviewing Authority has issued a preliminary Mutual Reliance Review System Decision Document for the Canadian Preliminary Prospectus. The Company has also prepared and filed with the United States Securities and Exchange Commission (the "SEC") a registration statement on Form F-10 (File No. 333-111948) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) (the "U.S. Preliminary Prospectus").

         In addition, the Company (A) has prepared and filed (1) with the Reviewing Authority and Qualifying Authorities, a final short form base PREP prospectus relating to the Securities (in the English and French languages, as applicable, and including the documents incorporated by reference therein, the "Base PREP Prospectus") which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures and (2) with the SEC, an amendment to such registration statement on Form F-10, including the Base PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC), and (B) will prepare and file, promptly after the execution and delivery of this Agreement, (1) with the Reviewing Authority and the Qualifying Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (in the English and French languages, as applicable, and including the documents incorporated by reference therein, the "Supplemented PREP Prospectus"), and (2) with the SEC, in accordance with General Instruction II.L. of Form F-10, the Supplemented PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC) (the "U.S. Supplemented Prospectus"). The information included in the

Supplemented PREP Prospectus that is omitted from the Base PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Base PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the "PREP Information".

         Each prospectus relating to the Securities (A) used in the United States (1) before the time the registration statement on Form F-10 became effective or (2) after such effectiveness and prior to the execution and delivery of this Agreement or (B) used in Canada (1) before a final Mutual Reliance Review System Decision Document for the Base PREP Prospectus had been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities or (2) after such final Mutual Reliance Review System Decision Document has been received and prior to the execution and delivery of this Agreement, in each case, including the documents incorporated by reference therein, that omits the PREP Information, is herein called a "preliminary prospectus".

         The registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective is herein called the "Registration Statement". The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein, is herein called the "U.S. Prospectus", except that if a U.S. Supplemented Prospectus containing the PREP Information is thereafter furnished to the Underwriters after the execution of this Agreement (whether or not such prospectus is required to be filed pursuant to the rules and regulations of the SEC under the 1933 Act (the "1933 Act Regulations")), the term "U.S. Prospectus" shall refer to such U.S. Supplemented Prospectus, including the documents incorporated by reference therein.

         The Base PREP Prospectus for which a final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities, including the documents incorporated by reference therein, is herein referred to as the "Canadian Prospectus", except that, if, after the execution of this Agreement, a Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Reviewing Authority and the Qualifying Authorities, the term "Canadian Prospectus" shall refer to such Supplemented PREP Prospectus, including the documents incorporated by reference therein. Any amendment to the Canadian Prospectus, any amended or supplemental prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Qualifying Provinces prior to the Closing Time (as hereinafter defined) or, where such document is deemed to be incorporated by reference into the Base PREP Prospectus, prior to the expiry of the period of distribution of the Securities, is referred to herein collectively as the "Supplementary Material".

         The Company has also prepared and filed with the SEC an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X").

         SECTION 1.     Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. The Company is qualified to file a prospectus in the form of a short form prospectus pursuant to the requirements of National Instrument 44-101-Short Form Prospectus Distribution and the exemption order granted thereunder. The Company meets the general eligibility requirements for use of Form F-10 under the 1933 Act. A final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities in respect of the Base PREP Prospectus and no order suspending the distribution of the Securities has been issued by the Reviewing Authority or any of the Qualifying Authorities. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the SEC, and any request on the part of the SEC for additional information has been complied with. No order preventing or suspending the use of the Canadian Prospectus has been issued by the Reviewing Authority or any of the Qualifying Authorities.

                  At the time the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the Closing Time (as defined in Section 2(c)) (and if any Option Securities are purchased, at the Date of Delivery (as defined in Section 2(b))): (A) the Canadian Prospectus complied and will comply in all material respects with Canadian Securities Laws (including the PREP Procedures); (B) the U.S. Prospectus conformed and will conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the SEC; (C) the Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (D) neither the Registration Statement nor any amendment or supplement thereto contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (E) each of the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material or any amendment or supplement thereto, constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Securities, and each of the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material or any amendment or supplement thereto, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in clauses (D) and (E) above do not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through Raymond James expressly for use in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material.

                  (ii) Incorporated Documents. Each document filed or to be filed with the Reviewing Authority and the Qualifying Authorities and incorporated or deemed to be incorporated by reference in the Canadian Prospectus complied or will comply when so filed in all material respects with Canadian Securities Laws, and such documents did not and will not include at the time of their filing an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

                  The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or hereafter are filed with the SEC, complied or will comply, as applicable, in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the SEC thereunder (the "1934 Act Regulations"), and, when read together with the other information in the U.S. Prospectus, at the time the Registration Statement became effective, at the time the U.S. Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (iii) Independent Accountants. The accountants who audited the consolidated financial statements included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and the Sarbanes-Oxley Act of 2002 and are independent with respect to the Company within the meaning of the Canada Business Corporations Act and applicable Canadian Securities Laws.

                  (iv) Financial Statements. The consolidated financial statements included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, together with the related schedules, if any, and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the results of operations and retained earnings and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP") applied on a consistent basis (except, in the case of interim financial statements, for normal year-end adjustments) throughout the periods involved and have been reconciled to generally accepted accounting principles in the United States of America ("U.S. GAAP") in accordance with Item 18 of Form 20-F under the 1934 Act. The summary consolidated financial information included in the U.S. Prospectus and the Canadian Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements incorporated by reference into the U.S. Prospectus and the Canadian Prospectus.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the U.S. Prospectus, the Canadian Prospectus and the Supplementary Material, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Common Shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

                  (vi) Good Standing of the Company. The Company is a corporation duly amalgamated, validly existing and in good standing under the laws of Canada and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. Attached hereto as Schedule C is a list of the Company's wholly-owned or majority-owned subsidiaries which constitute a "significant subsidiary" of the Company (as that term is defined under Rule 1-02 of Regulation S-X under the 1934 Act) (each a "Significant Subsidiary" and, collectively, the "Significant Subsidiaries"). Each Significant Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; and each Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Capitalization. The authorized, issued and outstanding share capital of the Company is as set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Description of Share Capital" (except for any subsequent issuances pursuant to this Agreement or pursuant to the exercise of convertible securities or options referred to in the U.S. Prospectus and the Canadian Prospectus). All of the issued and outstanding shares in the capital of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with the 1933 Act and the 1933 Act Regulations and Canadian Securities Laws; none of the outstanding shares in the capital of the Company, including the Securities to be purchased by the Underwriters from the Selling Shareholder, were issued in violation of the preemptive or other similar rights of any shareholder of the Company. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus and the consolidated financial statements of the Company and related notes thereto incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, the Company does not have any options or warrants to purchase, or any pre-emptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its share capital or any such options, rights, convertible securities or obligations, other than stock options granted by the Company in the ordinary course pursuant to its stock option plan subsequent to September 30, 2003. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted thereunder, as set forth in the U.S. Prospectus and the Canadian Prospectus, accurately and fairly presents the information required to be disclosed with respect to such plans, arrangements, options and rights. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, to the knowledge of the Company, there are no agreements, arrangements or understandings among or between any shareholder of the Company with respect to the Company or the voting or disposition of the Company's Common Shares that will survive the sale of the Securities pursuant to this Agreement. All of the issued and outstanding shares in the capital of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares in the capital of any of the Significant Subsidiaries were issued in violation of the preemptive or other similar rights of any shareholder of such Significant Subsidiary.

                  (viii) Authorization of Agreement. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

                  (ix) Description of Securities. The Securities conform to all statements relating thereto contained in the U.S. Prospectus and the Canadian Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder.

                  (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the U.S. Prospectus and the Canadian Prospectus and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in (i) any violation or conflict with the provisions of the charter or by-laws of the Company or any subsidiary or (ii) any violation or conflict with the provisions of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations, except in the case of
         (ii), such violations or conflict as would not individually or in the aggregate result in a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

                  (xi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the U.S. Prospectus or the Canadian Prospectus, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the U.S. Prospectus or the Canadian Prospectus, including ordinary routine litigation incidental to the business of the Company, could not reasonably be expected to result in a Material Adverse Effect.

                  (xiii) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws and (B) such as have been obtained, or as may be required, under Canadian Securities Laws or the Canada Business Corporations Act, as applicable.

                  (xv) Possession of Licenses and Permits. Except in each case as would not individually or in the aggregate result in a Material Adverse Effect, (A) the Company and its subsidiaries possess such permits, certificates, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; (B) the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses;(C) all of the Governmental Licenses are valid and in full force and effect; and (D) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

                  (xvi) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the U.S. Prospectus and the Canadian Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the U.S. Prospectus and the Canadian Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased, premises under any such lease or sublease.

                  (xvii) Investment Company Act. The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xviii) Environmental Laws. Except as described in the U.S. Prospectus and the Canadian Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, to the knowledge of the Company, after due inquiry (A) neither the Company nor any of its subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xix) No Stabilization or Manipulation. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Shares.

                  (xx) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered or qualified for distribution pursuant to the Registration Statement, the Canadian Prospectus or otherwise registered by the Company under the 1933 Act or qualified for distribution under any Canadian Securities Laws.

                  (xxi) Listing. The Common Shares are listed on the New York Stock Exchange (the "NYSE") and have been conditionally approved for listing on the Toronto Stock Exchange (the "TSX"), subject to the Company fulfilling all of the requirements of the TSX on or before April 14, 2004.

                  (xxii) Other Reports and Information. There are no reports or information that in accordance with the requirements of the Reviewing Authority or the Qualifying Authorities must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; no material change reports or other documents have been filed on a confidential basis with the Reviewing Authority or the Qualifying Authorities since December 31, 2002; there are no documents required to be filed with the Reviewing Authority or the Qualifying Authorities in connection with the Canadian Prospectus that have not been filed as required; there are no contracts, documents or other materials required to be described or referred to in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                  (xxiii) Taxes. The Company and its subsidiaries have filed all material United States and Canadian federal, state, provincial, local and foreign income, payroll, franchise and other tax returns and have paid all material taxes shown as due thereon or otherwise due with respect to any of their properties or any transactions to which they are a party, and there is no tax deficiency that has been, or is reasonably likely to be, asserted against the Company or any of its subsidiaries or any of their properties or assets that would result in a Material Adverse Effect.

                  (xxiv) Insurance. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are, to the knowledge of the Company, customary in the businesses in which they engage or propose to engage; the Company and its subsidiaries have no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

                  (xxv) Compliance with Laws. The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in all material respects in conformity with, all applicable U.S. and Canadian federal, state, provincial, local and foreign laws, rules and regulations, including the Sarbanes-Oxley Act of 2002, and all applicable ordinances, judgments, decrees, orders, units and injunctions of any court or governmental agency or body or the rules and regulations of the NYSE or the TSX. There has not been any reportable disagreement within the meaning of National Policy Statement No. 31 of the Canadian Securities Administrators with the auditors of the Company.

                  (xxvi) No Broker. There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

                  (xxvii) Non-Arm's Length Transactions. To the knowledge of the Company, after due inquiry, except as disclosed in writing to the Underwriters or in the U.S. Prospectus and the Canadian Prospectus, neither the Company nor any subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company or any subsidiary which is required to be disclosed under the 1933 Act or Canadian Securities Laws.

                  (xxviii) Internal Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in Canada and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general, or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxix) Stamp Tax. No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of the Province of British Columbia in connection with the sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

                  (xxx) French Language Documents. The French language version of each of the Base PREP Prospectus and the Supplemented PREP Prospectus, together with each document incorporated therein by reference, including the financial statements and other financial data contained therein, is in all material respects a complete and proper translation of the English language versions thereof.

         (b) Representations and Warranties by Mr. Ritchie and the Selling Shareholder. Mr. Ritchie, on behalf of himself and on behalf of the Selling Shareholder, represents and warrants to each Underwriter as of the date hereof, and as of the Closing Time referred to in Section 2(c) hereof, and, if the Selling Shareholder is selling Option Securities on a Date of Delivery (as defined in Section 2(b) hereof), as of each Date of Delivery, and acknowledges that each Underwriter is relying upon such representations and warranties in connection with its execution and delivery of this Agreement and the purchase of the Securities, as the case may be, as follows:

                  (i) Accurate Disclosure. To the knowledge of Mr. Ritchie and the Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; Mr. Ritchie, on behalf of himself and on behalf of the Selling Shareholder, has reviewed and is familiar with the Registration Statement, the Canadian Prospectus, the U.S. Prospectus and any Supplementary Material and, to the knowledge of Mr. Ritchie and the Selling Shareholder, (A) neither the Registration Statement nor any amendment or supplement thereto contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) each of the Canadian Prospectus, and Supplementary Material or any amendment or supplement thereto constituted full, true and plain disclosure of all material facts relating to the Company and the Securities, and each of the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material or any amendment or supplement thereto did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and all information with respect to each of Mr. Ritchie and the Selling Shareholder contained in the Registration Statement, Canadian Prospectus, U.S. Prospectus or any Supplementary Material or any amendment or supplement thereto complied in all material respects with all applicable provisions of Canadian Securities Laws and the 1933 Act and 1933 Act Regulations.

                  (ii) Authorization of Agreements. Mr. Ritchie has the full right, power and authority to enter into this Agreement personally and on behalf of the Selling Shareholder and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder hereunder. The execution and delivery of this Agreement and the sale and delivery of the Securities to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and compliance by Mr. Ritchie and the Selling Shareholder with their respective obligations hereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a material breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the

         Securities to be sold by the Selling Shareholder or any property or assets of either Mr. Ritchie or the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which either Mr. Ritchie or the Selling Shareholder is a party or by which either Mr. Ritchie or the Selling Shareholder may be bound, or to which any of the property or assets of either Mr. Ritchie or the Selling Shareholder is subject, nor will such action result in any material violation of the provisions of any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over either Mr. Ritchie or the Selling Shareholder or any of their respective properties.

                  (iii) Options. Except as created hereby, there are no outstanding rights, warrants or options to acquire any of the Securities to be sold by the Selling Shareholder.

                  (iv) Absence of Further Requirements. The execution and delivery of this Agreement by each of Mr. Ritchie and the Selling Shareholder and the performance by each of Mr. Ritchie and the Selling Shareholder of the transactions contemplated herein do not and will not require the filing with, or consent, license, order, approval, authorization, registration or qualification of or decree of any court or any governmental authority or agency, stock exchange (including, for greater certainty, the NYSE and the TSX) or other third party (domestic or foreign), except (i) such as have been obtained, and (ii) such as may be required (and shall be obtained as provided in this Agreement) under Canadian Securities Laws and the 1933 Act and 1933 Act Regulations and such as may be required under U.S. state securities, or "Blue Sky," laws.

                  (v) Delivery of Securities. To the knowledge of each of Mr. Ritchie and the Selling Shareholder, the Securities to be sold by the Selling Shareholder have been validly issued as fully paid and non-assessable shares. Certificates for the Initial Securities and the Option Securities, if applicable, to be sold by the Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, will be delivered to the New York City office of the Depository Trust Company ("DTC") not later than 10:00 am (Eastern time) on the business day prior to the Closing Date or the relevant Date of Delivery, as the case may be, for delivery to the Underwriters pursuant to this Agreement.

                  (vi) Brokers. Other than as contemplated by this Agreement, there is no person, firm or corporation which has been engaged by either Mr. Ritchie or the Selling Shareholder to act for either Mr. Ritchie or the Selling Shareholder and which is entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated hereunder, and in the event any such person, firm or corporation establishes a claim for any fee from the Underwriters, Mr. Ritchie and the Selling Shareholder each jointly and severally covenant to indemnify and hold harmless the Underwriters with respect thereto and with respect to all costs reasonably incurred in the defense thereof.

                  (vii) Title to Securities. The Selling Shareholder now has, and will at the Closing Time and, if any Option Securities are purchased from the Selling Shareholder, on the Date of Delivery, have, good and marketable title to the Initial Securities and the Option Securities, if applicable, to be sold by the Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim or encumbrance of any kind, other than pursuant to this Agreement. Each of Mr. Ritchie and the Selling Shareholder, as applicable, has full legal right and power, and all authorization and approvals required by law, to sell, transfer and deliver such Securities to the Underwriters hereunder and to make the representations, warranties and agreements made by Mr. Ritchie and the Selling Shareholder herein. Upon the delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to such Securities purchased by it from the Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (viii) Absence of Tax Deficiency. At the Closing Time and on any Date of Delivery, if applicable, all stock transfer or other taxes, if any (other than income taxes), which are required to be paid in connection with the sale and transfer of the Initial Securities and the Option Securities, if applicable, to be sold by the Selling Shareholder to the several Underwriters hereunder will have been fully paid or provided for by either Mr. Ritchie or the Selling Shareholder and all laws imposing such taxes will have been fully complied with by Mr. Ritchie and the Selling Shareholder.

                  (ix) No Material Adverse Change in Business. Neither Mr. Ritchie nor the Selling Shareholder has any knowledge of any fact or condition not set forth in the Canadian Prospectus and the U.S. Prospectus which has had a Material Adverse Effect, and the sale of the Securities proposed to be sold by the Selling Shareholder is not prompted by any such knowledge.

                  (x) Distribution of Documents and Absence of Price Manipulation. Other than as permitted by Canadian Securities Laws and the 1933 Act and 1933 Act Regulations, neither Mr. Ritchie nor the Selling Shareholder has distributed or will distribute any preliminary prospectus, the Canadian Prospectus, the U.S. Prospectus, the Registration Statement, any Supplemental Material, or any other offering material in connection with the offering or sale of the Securities. Neither Mr. Ritchie nor the Selling Shareholder has taken, or will take, directly or indirectly, any action designed to or which has constituted, or which might reasonably be expected to cause or result in, under Canadian Securities Laws, Regulation M under the 1934 Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (xi) Absence of Proceedings. There is not pending or, to the knowledge of each of Mr. Ritchie and the Selling Shareholder, threatened against either Mr. Ritchie or the Selling Shareholder any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by either Mr. Ritchie or the Selling Shareholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus.

                  (xii) Taxes. No stamp or other issuance or transfer taxes or duties or withholding taxes are payable by or on behalf of the Underwriters under the federal laws of Canada or the laws of the Province of British Columbia in connection with (A) the sale and delivery by the Selling Shareholder to or for the respective accounts of the Underwriters of the Securities to be sold by the Selling Shareholder; or (B) the sale and delivery outside Canada by the Underwriters of the Securities to be sold by the Selling Shareholder to the initial purchasers thereof.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company or by or on behalf of either Mr. Ritchie or the Selling Shareholder delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company, Mr. Ritchie or the Selling Shareholder, as the case may be, to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell the Initial Securities to the Underwriters, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Shareholder, at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Shareholder hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 260,870 Common Shares at the price per share set forth in Schedule B. The option hereby granted will expire 30 days after the Closing Date and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Raymond James, on behalf of the Underwriters, to the Company and the Selling Shareholder setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be earlier than two or later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for the Initial Securities shall be made at the Vancouver offices of McCarthy Tetrault, or at such other place as shall be agreed upon by Raymond James on behalf of the Underwriters, and the Selling Shareholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 9, the "Closing Date"), or such other time not later than ten business days after the date hereof as shall be agreed upon by Raymond James, on behalf of the Underwriters, and the Selling Shareholder (such time and date of payment and delivery being herein called the "Closing Time").

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by Raymond James, on behalf of the Underwriters, and the Selling Shareholder, on each Date of Delivery as specified in the notice from Raymond James, on behalf of the Underwriters, to the Company and the Selling Shareholder.

         Delivery of the Initial Securities and the Option Securities on the Closing Date or the Date of Delivery, as applicable, shall be made to the Underwriters through the facilities of DTC for the respective accounts of the various Underwriters. Payment shall be made to the Selling Shareholder by wire transfer of immediately available (same day) funds to the bank account designated by the Selling Shareholder not less than 24 hours prior to the Closing Time or relevant Date of Delivery, against delivery to the Underwriters for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized Raymond James, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Payment to the Selling Shareholder shall be made in U.S. dollars, as set forth in Schedule B hereto, or as may be agreed to by Raymond James, on behalf of the Underwriters, and the Selling Shareholder. Raymond James, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, will be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The Initial Securities and the Option Securities, if any, will be made available for examination by the Underwriters in the City of New York, at the office of DTC or its designated custodian not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Date or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants.

         (a) Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

                  (i) Fulfillment of Conditions. The Company will use its commercially reasonable best efforts to fulfill, at or prior to the Closing Date or the Date of Delivery, if applicable, each of the conditions set out in Section 5 hereof.

                  (ii) Compliance with Securities Regulations and Commission Requests. The Company will comply with the requirements of the PREP Procedures and General Instruction II.L. of Form F-10; and will notify the Underwriters promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have been filed with the SEC or shall have become effective, and when any supplement to the U.S. Prospectus or the Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus or any Supplementary Material shall have been filed, (ii) of the receipt of any comments from the Reviewing Authority, any Qualifying Authority or the SEC,
         (iii) of any request by the Reviewing Authority to amend or supplement the Base PREP Prospectus or the Canadian Prospectus or for additional information or of any request by the SEC to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information, (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose, and (v) of the issuance by the Reviewing Authority, any Qualifying Authority or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Securities or the trading in the securities of the Company and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

                  (iii) Filing of Amendments. The Company will not at any time file or make any amendment to the Registration Statement, any amendment or supplement to the Base PREP Prospectus, or any amendment or supplement to any part of the prospectus included in the Registration Statement at the time it becomes effective, the U.S. Supplemented Prospectus, the Supplemented PREP Prospectus or any Supplementary Material, of which Raymond James, on behalf of the Underwriters, shall not have previously been advised and furnished a copy or to which Raymond James, on behalf of the Underwriters, shall have objected, acting reasonably.

                  (iv) Issuance of Press Releases. The Company will not, prior to the Closing Time, issue any press release of which Raymond James, on behalf of the Underwriters, shall not have previously been advised and furnished a copy or to which Raymond James, on behalf of the Underwriters, shall have objected, acting reasonably.

                  (v) Delivery of Filed Documents. The Company has furnished or will deliver to each of the Underwriters, without charge, a copy of the Canadian Preliminary Prospectus, the Base PREP Prospectus, the Canadian Prospectus, and any Supplementary Material, approved, signed and certified as required by Canadian Securities Laws and signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts and the Form F-X.

                  (vi) Delivery of Prospectuses. The Company has delivered, or caused to be delivered to each Underwriter, without charge, as many copies of each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus as such Underwriter has reasonably requested, and the Company hereby consents to the use of such copies for the purposes permitted by the 1933 Act and applicable Canadian Securities Laws. The Company will deliver to each Underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act and during the period when the Canadian Prospectus is required to be delivered under the securities laws of the Qualifying Provinces, but no later than the second business day after the date hereof, such number of copies of the U.S. Prospectus and Canadian Prospectus, respectively (each as supplemented or amended) as such Underwriter may reasonably request.

                  (vii) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and Canadian Securities Laws so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the U.S. Prospectus and the Canadian Prospectus. If at any time when a prospectus is required by the 1933 Act or Canadian Securities Laws to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, acting reasonably, to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order that the U.S. Prospectus or the Canadian Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, acting reasonably, at any such time to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or Canadian Securities Laws, the Company will promptly prepare and file with the SEC and with the Reviewing Authority and the Qualifying Authorities, subject to Section 3(a)(iii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the U.S. Prospectus or the Canadian Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

                  (viii) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Underwriters may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

                  (ix) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (which need not be audited but shall be in reasonable detail) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and the regulations thereunder.

                  (x) Absence of Price Manipulation. The Company will not at anytime, directly or indirectly, take any action intended or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of any of the Securities.

                  (xi) Restriction on Sale of Securities. During a period of 90 days from the date of the U.S. Prospectus and the Canadian Prospectus, the Company will not, without the prior written consent of Raymond James, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any Common Shares issued or options to purchase Common Shares granted pursuant to the Company's stock option plan referred to in the U.S. Prospectus and the Canadian Prospectus, or (B) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the U.S. Prospectus and the Canadian Prospectus.

                  (xii) Listing. The Common Shares are listed for trading on the NYSE, and no order by the NYSE ceasing or suspending trading in the Common Shares or prohibiting the sale of the Securities or the trading of any securities of the Company has been issued by the NYSE and is pending and no proceedings for such purpose are pending or, to the knowledge of the Company, threatened. The Company will file all documents and notices with the NYSE as may be required in connection with the offering of the Securities. The Company has obtained the conditional approval of the TSX for the listing of the Common Shares and will use its best efforts to satisfy any requirements of the TSX to the listing thereof within the time specified in such approval.

                  (xiii) Reporting Requirements. The Company, during the period when the U.S. Prospectus or the Canadian Prospectus is required to be delivered under the 1933 Act or the 1934 Act or under applicable Canadian Securities Laws, will file all documents required to be filed by the Company with (i) the SEC pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the SEC thereunder, and (ii) with the Qualifying Provinces in accordance with applicable Canadian Securities Laws.

                  (xiv) PREP Procedures. The Company will take such steps as it deems necessary to ascertain promptly whether the form of Supplemented PREP Prospectus was received for filing by the Reviewing Authority and the Qualifying Authorities and whether the U.S.

         Supplemented Prospectus transmitted for filing pursuant to General Instruction II.L. of Form F-10 was received for filing by the SEC and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

                  (xv) Translation Opinions. The Company shall cause McCarthy Tetrault to deliver to the Underwriters opinions, dated the date of the filing of the French language versions of each of the Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the French language version of each such prospectus, together with each document incorporated therein by reference (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a complete and accurate translation of the English language versions thereof. The Company shall cause McCarthy Tetrault to deliver to the Underwriters similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance reasonably satisfactory to the Underwriters, prior to the filing thereof with the Reviewing Authority.

                  (xvi) Translation Opinions - Financial Statements. The Company shall cause KPMG LLP to deliver to the Underwriters opinions, dated the date of the filing of the French language versions of each of the Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the financial statements and other financial data contained in the French language version of each such prospectus, together with each document incorporated therein by reference, is in all material respects a complete and accurate translation of the English language versions thereof. The Company shall cause KPMG LLP to deliver to the Underwriters similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance reasonably satisfactory to the Underwriters, prior to the filing thereof with the Reviewing Authority.

                  (xvii) Lock-Up Agreements. The Company will use its best efforts to ensure that those persons listed in Schedule D hereto enter into agreements substantially in the form of Exhibit C hereto.

         (b) Covenants of Mr. Ritchie and the Selling Shareholder. Mr. Ritchie, on behalf of himself and on behalf of the Selling Shareholder, covenants and agrees with each of the Underwriters that:

                  (i) Restriction on Sale of Securities. During a period of 90 days from the date of the U.S. Prospectus and the Canadian Prospectus, neither Mr. Ritchie nor the Selling Shareholder will, without the prior written consent of Raymond James, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise.

                  (ii) Absence of Price Manipulation. Neither Mr. Ritchie nor the Selling Shareholder will at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of any of the Securities.

                  (iii) Form W-8. In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to transactions herein contemplated, the Selling Shareholder will deliver to Raymond James, on behalf of the Underwriters prior to or at the Closing Time a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Selling Shareholder will pay all expenses incident to the performance of the obligations of the Company, Mr. Ritchie and the Selling Shareholder under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits and the Form F-X) and of each amendment thereto, the preliminary prospectuses, the U.S. Prospectus, the Base PREP Prospectus, the Canadian Prospectus and any Supplementary Material and any amendments or supplements thereto or French translations thereof, and the cost of furnishing copies thereof to the Underwriters, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's, Mr. Ritchie's and Selling Shareholder's counsel, accountants and other advisors, (v) the qualification of the Securities under applicable securities laws in accordance with the provisions of Section 3(a)(vii) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the U.S. Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of commercial copies of each preliminary prospectus, and of the U.S. Prospectus and the Canadian Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of commercial copies of the U.S. Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) any fees or expenses payable to the NYSE in connection with the transactions contemplated pursuant to this Agreement. It is understood, however, that the Company may reimburse Mr. Ritchie, or the Selling Shareholder, as applicable, for a portion of the costs incurred in connection with the transactions contemplated pursuant to this Agreement as may be agreed to between the Company and Mr. Ritchie. Except as provided in this Section 4(a) and Section 4(b) below, the Underwriters will pay all of their own costs and expenses, including (without limitation) the fees of their counsel. In addition, the Underwriters will pay all costs and expenses related to the travel (e.g., airfare and land transportation) by representatives of the Company and the Underwriters as part of the roadshow process in connection with the offering of the Securities.

         (b) Termination of Agreement. If this Agreement is terminated by the Underwriters (i) in accordance with the provisions of Section 5(q) because of any failure, refusal or inability on the part of the Company, Mr. Ritchie or the Selling Shareholder to fulfill any of the conditions of this Agreement, (ii) in accordance with the provisions of Section 8(a)(i) hereof or (iii) in accordance with the provisions of Section 5(q) because any condition set forth in Section 5(b), 5(c), 5(f), 5(g), 5(j), 5(k) or 5(m) is not fulfilled, Mr. Ritchie, or in his discretion the Selling Shareholder, shall reimburse the Underwriters for all of their out of pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, Mr. Ritchie and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company, Mr. Ritchie or the Selling Shareholder delivered pursuant to the provisions hereof on the Closing Date and each Date of Delivery (if any), to the performance by the Company, Mr. Ritchie and the Selling Shareholder of their covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Base PREP Prospectus has been filed with the Reviewing Authority and with the Qualifying Authorities and a final Mutual Reliance Review System Decision Document obtained therefor and the Registration Statement has become effective; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the SEC, no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States, and any request on the part of the Reviewing Authority, any Qualifying Authority or the SEC for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A Supplemented PREP Prospectus and a U.S. Supplemented Prospectus containing the PREP Information shall have been filed, respectively, with the Reviewing Authority and with the Qualifying Authorities in accordance with the PREP Procedures and with the SEC in accordance with General Instruction II.L. of Form F-10.

         (b) Opinion of Canadian Counsel to the Company, Mr. Ritchie and the Selling Shareholder. At the Closing Time, the Underwriters shall have received the opinion, dated as of the Closing Date, of McCarthy Tetrault LLP, Canadian counsel to the Company, Mr. Ritchie and the Selling Shareholder, in form and substance reasonably satisfactory the Underwriters, together with signed or reproduced copies of such opinion for each of the Underwriters to the effect set forth in Exhibit A hereto.

         (c) Opinion of U.S. Counsel to the Company, Mr. Ritchie and the Selling Shareholder. At the Closing Time, the Underwriters shall have received the opinion dated as of the Closing Date, of Perkins Coie LLP, United States counsel to the Company, Mr. Ritchie and the Selling Shareholder, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to the Underwriters to the effect set forth in Exhibit B hereto.

         (d) Opinion of Canadian Counsel to Underwriters. At the Closing Time, the Underwriters shall have received the opinion, dated as of the Closing Date, of Borden Ladner Gervais LLP, Canadian counsel to the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the Provinces of British Columbia, Alberta, Ontario and Quebec and the federal laws of Canada applicable therein upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (e) Opinion of U.S. Counsel to Underwriters. At the Closing Time, the Underwriters shall have received the opinion, dated as of the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel to the Underwriters, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance reasonably satisfactory to the Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

         (f) Certificates Relating to Dutch Subsidiary. At the Closing Time, the Underwriters shall have received a certificate, dated the Closing Date, from De Brauw Blackstone Westbroek, Dutch counsel to the Company, with respect to the subsidiary listed in Schedule C as the Dutch Subsidiary and identified therein as a "Significant Subsidiary," in form and substance reasonably satisfactory to the Underwriters.

         (g) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the U.S. Prospectus and the Canadian Prospectus, any change resulting in a Material Adverse Effect, and the Underwriters shall have received a certificate of each of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such change resulting in a Material Adverse Effect, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the SEC, and (v) no order having the effect of ceasing or suspending the distribution of the Securities shall have been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any securities commission or securities regulatory authority in Canada.

         (h) Mr. Ritchie's Certificate. At the Closing Time, the Underwriters shall have received a certificate of Mr. Ritchie, dated as of the Closing Date, to the effect that (i) to his knowledge, after due inquiry, he is not aware of any change resulting in a Material Adverse Effect, (ii) the representations and warranties in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) he has complied with all agreements and satisfied all conditions on his part to be performed or satisfied at or prior to the Closing Time.

         (i) Selling Shareholder's Certificate. At the Closing Time, the Underwriters shall have received a certificate of the Selling Shareholder, dated as of the Closing Date, to the effect that (i) to its knowledge, after due investigation, it is not aware of any change resulting in a Material Adverse Effect, (ii) the representations and warranties in Section 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) it has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

         (j) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Underwriters shall have received from KPMG LLP, a letter dated such date, in form and substance reasonably satisfactory to the Underwriters together with signed or reproduced copies of such letter for each of the other Underwriters, which has been prepared in accordance with SAS 72 and SAS 100, and contains statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. underwriters with respect to the financial statements and certain financial information contained in the U.S. Prospectus and the Canadian Prospectus.

         (k) Bring-down Comfort Letter. At the Closing Time, the Underwriters shall have received from KPMG LLP, a letter, dated as of the Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the "specified date" referred to shall be a date not more than three business days prior to the Closing Date.

         (l) No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (m) Lock-up Agreements. At the date of this Agreement, the Underwriters shall have received an agreement substantially in the form set forth in Exhibit C hereto, signed by the persons listed on Schedule D hereto.

         (n) No Trading Suspension; Approval of Listing. At the Closing Time, the Common Shares shall be listed for trading on the NYSE, and no order ceasing or suspending trading in the Common Shares or prohibiting the sale of the Securities or the trading of any securities of the Company shall have been issued or be pending or, to the knowledge of the Company, threatened. At the Closing Time, the Common Shares shall have been conditionally approved for listing on the TSX.

         (o) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company, Mr. Ritchie and the Selling Shareholder contained herein and the statements in any certificates furnished by the Company, Mr. Ritchie or the Selling Shareholder hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

                  (i) Opinion of Canadian Counsel to the Company, Mr. Ritchie and the Selling Shareholder. The opinion of McCarthy Tetrault LLP, Canadian counsel to the Company, Mr. Ritchie and the Selling Shareholder, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (ii) Opinion of U.S. Counsel to the Company, Mr. Ritchie and the Selling Shareholder. The opinion of Perkins Coie LLP, U.S. counsel to the Company, Mr. Ritchie and the Selling Shareholder, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (iii) Opinion of Canadian Counsel to the Underwriters . The opinion of Borden Ladner Gervais LLP, Canadian counsel to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

                  (iv) Opinion of U.S. Counsel to the Underwriters. The opinion of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                  (v) Certificates Relating to Dutch Subsidiaries. The certificates of De Brauw Blackstone Westbroek, Dutch counsel to the Company, in form and substance reasonably satisfactory to the Underwriters, dated the Date of Delivery, relating to the Option Securities to be purchased on the Date of Delivery and otherwise to the same effect as the certificates required by Section 5(f) hereof.

                  (vi) Officer's Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

                  (vii) Mr. Ritchie's Certificate. A certificate, dated such Date of Delivery, of Mr. Ritchie confirming that the certificate delivered at the Closing Time pursuant to Section 5(h) hereof remains true and correct as of such Date of Delivery.

                  (viii) Selling Shareholder's Certificate. A certificate, dated such Date of Delivery, of the Selling Shareholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(i) hereof remains true and correct as of such Date of Delivery.

                  (ix) Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance reasonably satisfactory to the Underwriters and dated such Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished to the Underwriters pursuant to
         Section 5(k) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

         (p) Additional Documents. At the Closing Time, and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents, including certificates as to tax matters, and opinions as they may reasonably require for the purpose of enabling them to pass upon the sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, Mr. Ritchie and the Selling Shareholder in connection with the sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters, acting reasonably.

         (q) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Securities, may be terminated by the Underwriters by notice to the Company and the Selling Shareholder at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections [1], 6, [7 AND 8] shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters, Mr. Ritchie and Selling Shareholder by Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, Mr. Ritchie and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter, Mr. Ritchie, such Selling Shareholder or such controlling person may become subject, under the 1933 Act, Canadian Securities Laws or other federal, provincial or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus or any preliminary prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse, as incurred, such Underwriter, Mr. Ritchie, such Selling Shareholder or such controlling person for any legal or other expenses reasonably incurred by such Underwriter, Mr. Ritchie, such Selling

Shareholder or such controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company on behalf of such Underwriter, on behalf of Mr. Ritchie, or on behalf of the Selling Shareholder expressly for use therein, and provided, further, that such indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Securities which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Canadian Prospectus or the U.S. Prospectus (as amended or supplemented), as applicable, to such person at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the 1933 Act, the 1933 Act Regulations or Canadian Securities Laws and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such preliminary prospectus that was corrected in the Canadian Prospectus or the U.S. Prospectus (as amended and supplemented), as applicable, unless such failure resulted from non-compliance by the Company with Sections 3(a)(iv) or 3(a)(v) hereof, and provided, however, that the Company will not be liable to Mr. Ritchie or the Selling Shareholder (or any person controlling the Selling Shareholder) to the extent that any such loss, claim, damage, liability or action is of the type referred to in clauses (i) and (ii) of this paragraph
(a). The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company may otherwise have.

         (b) Indemnification of Underwriters and Company by Mr. Ritchie and the Selling Shareholder. Mr. Ritchie and the Selling Shareholder each jointly and severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the Company, each of its directors, each of its officers who have signed the Registration Statement or the Canadian Prospectus and each person who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter, the Company or such controlling person, director or officer may become subject, under the 1933 Act, Canadian Securities Laws or other federal, provincial or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus or any preliminary prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement of alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by either Mr. Ritchie or the Selling Shareholder to the Company expressly for use therein; and will reimburse, as incurred, such Underwriter, the Company or such controlling person, director or officer for any legal or other expenses reasonably incurred by such Underwriter, the Company or such controlling person, director or officer in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action. The Underwriters and the Company acknowledge that the statements with respect to Mr. Ritchie and the Selling Shareholder set forth under the heading "Principal and Selling Shareholders" in the Canadian Prospectus and the U.S. Prospectus have been furnished in writing by Mr. Ritchie and the Selling Shareholder for inclusion in the Canadian Prospectus and the U.S. Prospectus and constitute the only information furnished in writing by or on behalf of either Mr. Ritchie or the Selling Shareholder for inclusion in the Canadian Prospectus and the U.S. Prospectus. The indemnity agreement contained in this subsection (b) shall be in addition to any liability which Mr. Ritchie or the Selling Shareholder may otherwise have.

         (c) Indemnification of Mr. Ritchie, the Selling Shareholder and Company by Underwriters. Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless Mr. Ritchie, the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Company, each of its directors, each of its officers who has signed the Registration Statement or the Canadian Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof) to which Mr. Ritchie, the Selling Shareholder, the Company or any such director, officer, or controlling person may become subject, under the 1933 Act, Canadian Securities Laws or other federal, provincial or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Canadian Prospectus or the U.S. Prospectus or any preliminary prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by that Underwriter to the Company expressly for use therein; and will reimburse, as incurred, all legal or other expenses reasonably incurred by Mr. Ritchie, the Selling Shareholder, the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Mr. Ritchie, the Selling Shareholder and the Company acknowledge that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" in the U.S. Prospectus and the Canadian Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the U.S. Prospectus or the Canadian Prospectus. The indemnity agreement contained in this subsection (c) shall be in addition to any liability which the Underwriters may otherwise have.

         (d) Actions Against Parties; Notification. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 6, notify such indemnifying party or parties of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or
(c) of this Section 6 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party has reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or
(iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; provided, in each case, that the indemnifying party shall not be liable for the fees and expenses of more than one counsel for all indemnified parties and the indemnifying party shall only be liable for reasonable fees and expenses.

         (e) Contribution. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a), (b) or (c) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law and in all cases where the Company is the indemnifying party, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parities, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. In any case where Mr. Ritchie or the Selling Shareholder is a contributing party and the Underwriters are the indemnified party, the relative benefits received by Mr. Ritchie or the Selling Shareholder, as applicable, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities of the Selling Shareholder (before deducting expenses) bear to the total underwriting commission received by the Underwriters in respect of such Securities hereunder, in each case as set forth in the table on the cover page of the U.S. Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Mr. Ritchie or the Selling Shareholder or by the

Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (e), the Underwriters shall not be required to contribute any amount in excess of the underwriting commission applicable to the Securities purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (e) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (e), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, (ii) each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Selling Shareholder, subject to this paragraph (e), and (iii) each director of the Company, each officer of the Company who has signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, subject to this paragraph (e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (e), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (e) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may otherwise have.

         SECTION 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and in certificates of officers of the Company or any of its subsidiaries, Mr. Ritchie and the Selling Shareholder delivered pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, or controlling person, or by or on behalf of the Company, Mr. Ritchie or the Selling Shareholder, and shall survive delivery of the Securities to the Underwriters.

         SECTION 8. Termination of Agreement.

         (a) Termination; General. The Underwriters may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus (exclusive of any supplement thereto), any change resulting in a Material Adverse Effect, or (ii) if there has occurred any material adverse change in the financial markets in the United States or Canada, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development in each case involving a prospective material adverse change in the financial markets in the United States or Canada in each case the effect of which is such as to make it, in the judgment of the Underwriters impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the SEC, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada or the NYSE or the TSX, or if trading generally on the NYSE, the TSX, or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the SEC, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada, or (iv) if a banking moratorium has been declared by either United States federal, New York state or Canadian federal authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Section 6 shall survive such termination and remain in full force and effect.

         SECTION 9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably acceptable to the Company and the Selling Shareholder, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Underwriters shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased hereunder, the non-defaulting Underwriters shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section 9 shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, or in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Selling Shareholder to sell the relevant Option Securities, as the case may be, either the Underwriters or the Selling Shareholder shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9.

         SECTION 10. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company, Mr. Ritchie and the Selling Shareholder (i) acknowledge that they have, by separate written instrument, irrevocably designated and appointed Robert K. Whitsit, (the "Agent for Service"), as their authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under U.S. federal or state securities laws, and acknowledge that the Agent for Service has accepted such designation, (ii) submit to the jurisdiction of any such court in any such suit or proceeding, and
(iii) agree that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Corporate Secretary at its principal office in Richmond, British Columbia), to Mr. Ritchie (at his address as set forth in Section 11 hereof), or to the Selling Shareholder (mailed or delivered to its President at the address set forth in Section 11 hereof) shall be deemed in every respect effective service of process upon the Company, Mr. Ritchie and the Selling Shareholder in any such suit or proceeding. The Company, Mr. Ritchie and the Selling Shareholder further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

         To the extent that the Company, Mr. Ritchie and the Selling Shareholder have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to themselves or their respective property, they hereby irrevocably waive such immunity in respect of their obligations under the above-referenced documents, to the extent permitted by law.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters, c/o Raymond James, 2300 - 925 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3L2, Attention of Ian MacKay; notices to the Company shall be directed to it at 6500 River Road, Richmond, British Columbia, Canada, V6X 4G5, Attention of Corporate SECRETARY; notices to Mr. Ritchie shall be directed to David Ritchie, c/o Ritchie Bros. Auctioneers Incorporated, 6500 River Road, Richmond, British Columbia, Canada, V6X 4G5; and notices to the Selling Shareholder shall be directed to Warm Springs Investments Ltd., c/o Ritchie Bros. Auctioneers Incorporated, 6500 River Road, Richmond, British Columbia, Canada, V6X 4G5.

         SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and its successors, Mr. Ritchie and his heirs and legal representatives and the Selling Shareholder and its successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and its successors, Mr. Ritchie and his heirs and legal representatives, the Selling Shareholder and its successors and the controlling persons and officers and directors referred to in
Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and its successors, Mr. Ritchie and his heirs and legal representatives, the Selling Shareholder and its successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

         SECTION 15. Severability. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 16. Amendment or Modification. This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by or on behalf of the Underwriters, the Company, Mr. Ritchie and the Selling Shareholder.

         SECTION 17. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, Mr. Ritchie and the Selling Shareholder in accordance with its terms.

                                        Very truly yours,

                                        RITCHIE BROS. AUCTIONEERS INCORPORATED

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        DAVID E. RITCHIE


                                        ----------------------------------------

                                        WARM SPRINGS INVESTMENTS LTD.

                                        By:
                                            ------------------------------------
                                        David E. Ritchie
                                        President

CONFIRMED AND ACCEPTED,
  as of the date first above written:

By: RAYMOND JAMES LTD.                  By: CIBC WORLD MARKETS INC.


By:                                     By:
    -------------------------------         ------------------------------------

Name:                                   Name:
Title:                                  Title:

By: WILLIAM BLAIR & COMPANY, L.L.C.     By: SCOTIA CAPITAL INC.


By:                                     By:
    -------------------------------         ------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A

                              List of Underwriters

                                                                   NUMBER OF
                      NAME OF UNDERWRITER                     INITIAL SECURITIES
------------------------------------------------------------  ------------------
Raymond James Ltd...........................................        o
CIBC World Markets Inc......................................        o
William Blair & Company, L.L.C. ............................        o
Scotia Capital Inc..........................................        o
                                                                 ---------
       Total................................................     1,739,130
                                                                 =========


                                    Sch A-1

                                   SCHEDULE B

                               Pricing Information

                     Ritchie Bros. Auctioneers Incorporated
                             1,739,130 Common Shares
                               (without par value)


1. The public offering price per share for the Securities, determined as provided in Section 2, shall be US$ o per share.

2. The purchase price per share to be paid by the several Underwriters shall be US$ o , being an amount equal to the public offering price set forth above less the underwriting commission as set forth in paragraph 3 below.

3. The underwriting commission per share payable for the Securities to be paid by the Selling Shareholder shall be US$ o per share.



                                    Sch B-1

                                   SCHEDULE C

                        List of Significant Subsidiaries

CANADIAN SUBSIDIARIES

Ritchie Bros. Holdings Ltd.
Ritchie Bros. Auctioneers (Canada) Ltd.
Ritchie Bros. Properties Ltd.

U.S. SUBSIDIARIES

Ritchie Bros. Holdings Inc.
Ritchie Bros. Auctioneers (America) Inc.
Ritchie Bros. Properties Inc.

DUTCH SUBSIDIARY

Ritchie Bros. Auctioneers B.V.


                                    Sch C-1

                                   SCHEDULE D

                 List of Persons and Entities Subject to Lock-up

Robert Armstrong

Peter James Blake

Clifford Russell Cmolik

Charles Edward Croft

Robert K. Mackay

George Edward Moul

David Edward Ritchie

Roger W. Rummel

Randall J. Wall

Robert K. Whitsit


                                    Sch D-1

                                    EXHIBIT A


                       FORM OF OPINION OF CANADIAN COUNSEL
             TO THE COMPANY, MR. RITCHIE AND THE SELLING SHAREHOLDER
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


1. The Company has been duly amalgamated and is validly existing as a corporation in good standing under the laws of Canada.

2. The Company has all necessary corporate power and capacity to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus.

3. The Company is extra-provincially registered or otherwise qualified as an extra-provincial or foreign corporation to transact business and is in good standing in each jurisdiction in Canada in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

4. The Company and the Selling Shareholder each have all necessary power and capacity to execute, deliver and perform their respective obligations under the Underwriting Agreement and the Underwriting Agreement has been duly authorized and, to the extent that execution and delivery are matters governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein, has been duly executed and delivered by the Company, Mr. Ritchie and the Selling Shareholder.

5. The subsidiaries listed in Schedule C as Canadian Subsidiaries and identified therein as "Significant Subsidiaries" (each a "Canadian Subsidiary") have been duly incorporated, continued or organized and are validly existing as corporations in good standing under the laws of the jurisdiction of their incorporation, continuance or organization, have all necessary corporate power and authority to own, lease and operate their properties and to conduct their business as described in the U.S. Prospectus and the Canadian Prospectus and are extra-provincially registered or otherwise qualified as an extra-provincial or foreign corporation to transact business and are in good standing in each jurisdiction in Canada in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the U.S. Prospectus and the Canadian Prospectus, all of the issued and outstanding shares in the capital of each Canadian Subsidiary (other than Ritchie Bros. Holdings Ltd., as to which such counsel need express no opinion) has been duly authorized and validly issued and is fully paid and non-assessable and, to the knowledge of such counsel, all of such issued and outstanding shares are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity and, to the knowledge of such counsel, none of the outstanding shares in the capital of any Canadian Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Canadian subsidiary.

6. The authorized, issued and outstanding share capital of the Company is as set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Description of Share Capital" (except for subsequent issuances, if any, pursuant to the exercise of convertible securities or options or warrants referred to in the U.S. Prospectus and the Canadian Prospectus). The issued and outstanding shares in the capital or the Company have been duly authorized and validly issued and are fully paid and non-assessable. The attributes of the Common Shares conform in all material respects to the description thereof contained in the Canadian Prospectus and the U.S. Prospectus. To the knowledge of such counsel, none of the outstanding Common Shares have been issued in violation of the pre-emptive rights of any shareholder of the Company.

7. The form of share certificate representing the Common Shares has been duly approved by the Company and complies with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company, with the provisions of the Canada Business Corporations Act relating thereto and the requirements of The Toronto Stock Exchange for share certificates.

8. To the knowledge of such counsel, there is not pending or threatened any action, suit, proceeding, inquiry, or investigation, to which the Company or any Canadian Subsidiary is a party, or to which the property of the Company or any Canadian Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or any Canadian Subsidiary or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

9. The Canadian Prospectus and the Supplementary Material in connection with the offering of the Securities (including the PREP Information, but excluding the financial statements and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need not express any opinion) comply as to form in all material respects to the requirements, including the PREP Procedures, of Canadian Securities Laws.

10. The documents incorporated by reference in the Canadian Prospectus as amended or supplemented (other than the financial statements and other financial data included or incorporated or deemed to be incorporated therein, as to which such counsel need not express any opinion), when they were filed with the Reviewing Authority and the Qualifying Authorities, complied as to form in all material respects to the formal requirements of the securities laws, rules and regulations of the Province of British Columbia as interpreted and applied by the Reviewing Authority and of the Qualifying Provinces as interpreted and applied by the relevant Qualifying Authority under published policy statements.

11. Assuming the Company has complied with its disclosure obligations under Canadian Securities Laws, and that there has been no material change since the date of filing of the Canadian Prospectus, (i) the Canadian Prospectus (including the documents incorporated by reference therein) is the entire disclosure document required to offer the Securities in the Qualifying Provinces, and (ii) the exhibits to the Registration Statement include (A) all reports or information that in accordance with the requirements of the Reviewing Authority are required to be made publicly available in connection with the offering of the Securities and (B) all publicly available disclosure documents filed in connection with the offering of the Securities with the Reviewing Authority or the Qualifying Authorities.

12. The information in the U.S. Prospectus and the Canadian Prospectus under the captions "Income Tax Considerations for U.S. Shareholders - Canadian Federal Income Tax Considerations" and "Description of Share Capital" and in the Canadian Prospectus under the caption "Eligibility for Investment", to the extent that it constitutes matters of law, or summaries of legal matters, the Company's constating documents or legal conclusions, has been reviewed by such counsel and is accurate in all material respects. All other statements in the Canadian Prospectus describing Canadian statutes, regulations, legal or governmental proceedings or contracts or other documents to which the Company is a party, to the extent that such statements constitute matters of law or legal conclusions, such statements fairly present the information disclosed therein and insofar as such statements purport to describe the provisions of laws or documents referred to therein, such statements are accurate in all material respects. The information in the Registration Statement under "Part II - Information Not Required to Be Delivered to Offerees or Purchasers - Indemnification" is accurate in all material respects.

13. To the knowledge of such counsel, there are no Canadian statutes or regulations that are required to be described in the Canadian Prospectus that are not described as required.

14. To the knowledge of such counsel, neither the Company nor any Canadian Subsidiary is in violation of its constituting documents or by-laws and no default by the Company or any Canadian Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any Canadian Subsidiary is a party, except for defaults that would not result in a Material Adverse Effect.

15. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in Canada is necessary or required to be made or obtained by the Company or the Selling Shareholder in connection with the due authorization, execution and delivery of this Agreement or for the offering, sale or delivery of the Securities, except for such filings of insider reports as may be required to be made by Mr. Ritchie or the Selling Shareholder after the date of such opinion under applicable Canadian Securities Laws.

16. The execution, delivery and performance of this Agreement by the Company, Mr. Ritchie and the Selling Shareholder and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the sale of the Securities) by the

         Company, Mr. Ritchie and the Selling Shareholder and compliance by the Company with its obligations under this Agreement do not and will not
         (i) conflict with or result in any violation of the provisions of the constating documents of the Company or any Canadian Subsidiary or of the Selling Shareholder, or (ii) materially conflict with any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any government, government instrumentality or court in Canada having jurisdiction over the Company or any Canadian Subsidiary or of the Selling Shareholder or any of their respective properties, assets or operations.

17. To the knowledge of such counsel, the sale of the Securities is not subject to pre-emptive or other similar rights of any securityholder of the Company.

18. To the knowledge of such counsel, after due inquiry, no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the Common Shares has been issued by any securities regulatory authority in the Qualifying Provinces and no proceedings for that purpose have been instituted or are pending or contemplated.

19. The Toronto Stock Exchange has conditionally approved the listing of the Common Shares.

20. The Company is a "reporting issuer" under the securities legislation of the Province of British Columbia and is not in default under such legislation with respect to the filing of financial statements or the payment of prescribed fees and charges related to those filings.

21. To the knowledge of such counsel, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act or qualified for distribution under Canadian Securities Laws.

22. A court of competent jurisdiction in the Province of British Columbia (a "British Columbia Court") would give effect to the choice of the law of the State of New York ("New York law") as the governing law of contract claims under the Underwriting Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is applied by a British Columbia Court ("Public Policy"). In such counsel's opinion, there is no reason under the laws of the Province of British Columbia or the federal laws of Canada applicable therein for a British Columbia Court not to give effect to the choice of New York law to govern the Underwriting Agreement, subject to the aforementioned provisos.

23. In an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a British Columbia Court would give effect to the appointment by the Company of Robert K. Whitsit as its agent to receive service of process in the United States of America under the Underwriting Agreement and to the provisions in the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

24. If the Underwriting Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a British Columbia Court would, subject to paragraph 22 above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law, provided that none of the provisions of the Underwriting Agreement, or of applicable New York law, are contrary to Public Policy, provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, and a British Columbia Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere.

25. The laws of the Province of British Columbia and the federal laws of Canada applicable therein permit an action to be brought in a British Columbia Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Underwriting Agreement that is not impeachable as void or voidable under New York law for a sum certain if: (A) the New York Court that rendered such judgment had jurisdiction over the judgment debtor, as recognized by a British Columbia Court; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment in the Province of British Columbia does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) in an action to enforce a default judgment, the judgment does not contain a manifest error on its face; (E) the enforcement of such judgment in the Province of British Columbia does not result in giving foreign laws extra-territorial effect; and (F) the action to enforce such judgment is commenced within six years of the date of such judgment, except that a British Columbia Court may stay an action to enforce a foreign judgment if an appeal is pending or the time for appeal has not expired, provided that under the Currency Act (Canada), a British Columbia Court may only give judgment in Canadian dollars.

26. As of the Closing Time, all laws of the Province of Quebec relating to the use of the French language will have been complied with in connection with the offering and sale of the Securities to purchasers in the Province of Quebec if such purchasers receive copies of the French and English language versions of the Canadian Prospectus and forms of order and confirmation in the French language or a bilingual form or copies of the French language version of the Canadian Prospectus and forms of order and confirmation in the French language only or, in the case of individuals so requesting in writing, copies of the English language version of the Canadian Prospectus and forms of order and confirmation in the English language or in a bilingual form, on the assumption that no documents other than the Canadian Prospectus and the forms of order and confirmation constitute the contract for purchase of the Securities.

27. The French language version of the Canadian Prospectus (except for the financial information provided by KPMG LLP, Chartered Accountants) is in all material respects a complete and accurate translation of the English language version thereof.

28. No stamp or other issuance or transfer taxes or duties or withholding taxes are payable by or on behalf of the Underwriters to the Government of Canada or the Government of British Columbia or any political subdivision thereof or any authority or agency thereof or therein having power to tax in connection with (A) the sale and delivery of the Securities by the Selling Shareholder to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Canada by the Underwriters of the Securities in the manner contemplated in the Underwriting Agreement.

29. Such counsel have participated in the preparation of the Registration Statement, the U.S. Prospectus and the Canadian Prospectus and in telephone conferences with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement, the U.S. Prospectus and the Canadian Prospectus, and related matters were discussed and, although such counsel are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus except as set forth in paragraphs 6 and 12 above, on the basis of the foregoing no information has come to such counsel's attention that causes them to believe that, (A) the Registration Statement (except for the financial statements and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need express no belief), at the time the Registration Statement became effective under the 1933 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or
         (B) the U.S. Prospectus and the Canadian Prospectus as amended or supplemented prior to the Closing Time (except for the financial statements and other financial data included or incorporated therein or omitted therefrom, as to which such counsel need express no belief), as of the date of the U.S. Prospectus and the Canadian Prospectus or the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely (A) as to all matters governed by the laws of jurisdictions other than the laws of the Provinces of British Columbia, Alberta, Ontario and Quebec and the federal laws of Canada applicable therein, upon opinions of local counsel, who shall be counsel satisfactory to counsel for the Underwriters (which opinions shall be dated and furnished to the Underwriters on the Closing Date, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinions as if they were addressed to them), provided that McCarthy Tetrault shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinions, and
(B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company, Mr. Ritchie, the Selling Shareholder and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions.

                                    EXHIBIT B


                         FORM OF OPINION OF U.S. COUNSEL
             TO THE COMPANY, MR. RITCHIE AND THE SELLING SHAREHOLDER
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)


1. The subsidiaries listed in Schedule C as U.S. Subsidiaries and identified therein as "Significant Subsidiaries" (each a "U.S. Subsidiary"), have been duly incorporated and are validly existing under the laws of the jurisdiction of their incorporation, have corporate power and authority to own, lease and operate their properties and to conduct their business as described in the U.S. Prospectus and are duly qualified as foreign corporation to transact business and are in good standing in each jurisdiction set forth in a schedule to such opinion, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each U.S. Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the knowledge of such counsel, is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity; to the knowledge of such counsel, none of the outstanding shares of capital stock of any U.S. Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such U.S. Subsidiary.

2. The Registration Statement is effective under the 1933 Act pursuant to Rule 467(a) and the Form F-X was filed with the SEC prior to the effectiveness of the Registration Statement; any required filing of the U.S. Prospectus or any supplement thereto pursuant to General Instruction II.L. of Form F-10 has been made in the manner and within the time period required by said General Instruction II.L.; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the SEC.

3. The Registration Statement, the U.S. Prospectus and each amendment or supplement to the Registration Statement and U.S. Prospectus as of their respective effective or issue dates (other than the financial statements and schedules and other financial and statistical data included or incorporated therein or omitted therefrom, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

4. The Form F-X complies as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

5. The form of certificate used to evidence the Common Shares complies in all material respects with the requirements of the NYSE.

6. The information in the U.S. Prospectus under the heading "Income Tax Considerations - United States Federal Income Tax Considerations", to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

7. To the knowledge of such counsel, none of the U.S. Subsidiaries is in violation of its charter or by-laws.

8. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency in the United States (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states or by the NASD, as to which such counsel need not express any opinion) is necessary or required in connection with the offering, sale or delivery of the Securities.

9. To the knowledge of such counsel, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

10. The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

         In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of executive officers of the Company and public officials and on the Company's representations and warranties in the Underwriting Agreement. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                    EXHIBIT C


                             FORM OF LOCK-UP LETTER


                                                                 January o, 2004

Raymond James Ltd.
CIBC World Markets Inc.
William Blair & Company, L.L.C.
Scotia Capital Inc.
c/o   Raymond James Ltd.
      2300 - 925 West Georgia Street
      Vancouver, British Columbia
      V6C 3L2

Ladies and Gentlemen:

The undersigned shareholder, director or executive officer of Ritchie Bros. Auctioneers Incorporated, a company amalgamated under the Canada Business Corporations Act (the "Company"), understands that an Underwriting Agreement (the "Underwriting Agreement") will be executed by the Company, David E. Ritchie, the Selling Shareholder named therein and Raymond James Ltd, CIBC World Markets Inc., William Blair & Company, L.L.C. and Scotia Capital Inc., (collectively, the "Underwriters"), providing for the secondary public offering (the "Offering") of 1,739,130 common shares of the Company held by the Selling Shareholder ("Common Shares") in the United States pursuant to a registration statement on Form F-10 and in each of the provinces of Canada pursuant to a Canadian prospectus.

                  This Lock-Up Letter Agreement is being entered into in accordance with Section 5(m) of the Underwriting Agreement at the request of the Underwriters.

                  For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees with each Underwriter that, without the prior written consent of Raymond James Ltd., the undersigned will not, directly or indirectly, (i) offer, pledge, sell (including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended), contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, announce any intention to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by such shareholder in accordance with the rules and regulations of the Securities and Exchange Commission or the securities legislation of any province or territory of Canada and Common Shares that may be issued upon exercise of any option or warrant) or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file a registration statement or prospectus with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise, for a period commencing the date of the Underwriting Agreement and ending 90 days thereafter.

                  Notwithstanding anything else contained in this Lock-Up Letter Agreement, this Lock-Up Letter Agreement shall not apply to the exercise of options granted prior to the date hereof, or the subsequent sale of any securities received upon the exercise of such previously granted options.

                  The undersigned understands that the Company, the Selling Shareholder and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

                  The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

                  This Lock-Up Letter Agreement has been entered into on the date first written above.

                                        Very truly yours,




                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company, Mr. Ritchie and the Selling Shareholder in accordance with its terms.

                                        Very truly yours,

                                        RITCHIE BROS. AUCTIONEERS INCORPORATED

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        DAVID E. RITCHIE



                                        ----------------------------------------

                                        WARM SPRINGS INVESTMENTS LTD.

                                        By:
                                            ------------------------------------
                                        David E. Ritchie
                                        President

CONFIRMED AND ACCEPTED,
  as of the date first above written:

By: RAYMOND JAMES LTD.                  By: CIBC WORLD MARKETS INC.


By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
Title:                                  Title:

By: WILLIAM BLAIR & COMPANY, L.L.C.     By: SCOTIA CAPITAL (USA) INC.


By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
Title:                                  Title: